UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              March 15, 2005
                                                 -------------------------------


                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-13988                 36-3150143
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(State or other jurisdiction       (Commission             (IRS Employer
  of incorporation)                File Number)          Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                        60181
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 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code           (630) 571-7700
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 6

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

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                      Page No.


Item 1.01 - Entry into a Material Definitive Agreement                   3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               3

Exhibit Index                                                            4

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
Item 1.01 - Entry into a Material Definitive Agreement

On March 15, 2005, the Company signed a definitive agreement to acquire Deaconess College of Nursing for approximately $5.3 million in cash, subject to purchase price adjustments. Located in St. Louis, Missouri, Deaconess has approximately 450 students enrolled and offers associate and bachelor's degree programs in nursing. In addition, Deaconess offers a bachelor's degree completion program designed for registered nurses who have previously completed an associate degree program. Classes are offered days, evening and weekends with non-clinical coursework offered both on campus and online. Deaconess currently generates approximately $4 million in revenue and is not expected to have a material impact on earnings in fiscal 2005.

Item 9.01 - Financial Statements and Exhibits

(c) - Exhibits

Exhibit
Number                            Description
------                            -----------

99.1 Press release relating to the signing of a definitive agreement to acquire Deaconess College of Nursing dated March 15, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     DEVRY INC.
                                                    ------------
                                                    (REGISTRANT)



Date:  March 15, 2005                               /s/Ronald L. Taylor
                                                    -------------------
                                                    Ronald L. Taylor
                                                    Chief Executive Officer



Date: March 15, 2005                                /s/Norman M. Levine
                                                    -------------------
                                                    Norman M. Levine
                                                    Senior Vice President and
                                                    Chief Financial Officer

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

                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                      Description                            Numbered Page
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99.1     Press release relating to the signing of a definitive
         agreement to acquire Deaconess College of Nursing
         dated March 15, 2005.                                         5-6

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